UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 22, 2003



Commission       Registrant; State of Incorporation;           I.R.S. Employer
File Number       Address; and Telephone Number               Identification No.
-----------   --------------------------------------------    ------------------

333-21011     FIRSTENERGY CORP.                                   34-1843785
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-2578        OHIO EDISON COMPANY                                 34-0437786
              (An Ohio Corporation)
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-2323        THE CLEVELAND ELECTRIC ILLUMINATING COMPANY         34-0150020
              (An Ohio Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3583        THE TOLEDO EDISON COMPANY 34-4375005 (An Ohio
              Corporation) c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3491        PENNSYLVANIA POWER COMPANY                          25-0718810
              (A Pennsylvania Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3141        JERSEY CENTRAL POWER & LIGHT COMPANY 21-0485010
              (A New Jersey Corporation) c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-446         METROPOLITAN EDISON COMPANY                         23-0870160
              (A Pennsylvania Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402

1-3522        PENNSYLVANIA ELECTRIC COMPANY                       25-0718085
              (A Pennsylvania Corporation)
              c/o FirstEnergy Corp.
              76 South Main Street
              Akron, OH  44308
              Telephone (800)736-3402


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Item 5.  Other Events

         On December 22, 2003, FirstEnergy Corp. issued a press release announcing that Chairman and Chief Executive Officer H. Peter Burg will be out of the office for an extended period while undergoing medical treatments. Mr. Burg plans to return to his normal schedule following release by his doctor.

         In Mr. Burg's absence, FirstEnergy's Board of Directors has named President and Chief Operating Officer Anthony J. Alexander, Acting Chief Executive Officer. A copy of the press release is attached as Exhibit 99 hereto and is incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
(c) Exhibits.

Exhibit No.   Description
-----------   -----------
   99         Press Release issued by FirstEnergy Corp., dated December 22, 2003




         Forward-Looking Statement: This Form 8-K includes forward-looking statements based on information currently available to management. Such statements are subject to certain risks and uncertainties. These statements typically contain, but are not limited to, the terms "anticipate," "expect," "believe," "estimate," and similar words. Actual results may differ materially due to the speed and nature of increased competition and deregulation in the electric utility industry, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy and commodity market prices, replacement power costs being higher than anticipated or inadequately hedged, maintenance costs being higher than anticipated, legislative and regulatory changes (including revised environmental requirements), adverse regulatory or legal decisions and the outcome of governmental investigations, availability and cost of capital, inability of the Davis-Besse Nuclear Power Station to restart (including because of any inability to obtain a favorable final determination from the Nuclear Regulatory Commission), inability to accomplish or realize anticipated benefits of strategic goals, the ability to improve electric commodity margins and to experience growth in the distribution business, the ability to access the public securities markets, further investigation into the causes of the August 14, 2003 regional power outage and the outcome, cost and other effects of present and potential legal and administrative proceedings and claims related to that outage, a denial of or material change to the Company's Application related to its Rate Stabilization Plan, and other factors discussed from time to time in FirstEnergy's Securities and Exchange Commission filings, including its annual report on Form 10-K (as amended) for the year ended December 31, 2002, its Form 10-Q for the quarter ended September 30, 2003 and under "Risk Factors" in the Prospectus Supplement dated September 12, 2003 to the Prospectus dated August 29, 2003 (which was part of the Registration Statement-SEC File No. 333-103865) and other similar factors. FirstEnergy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information, future events, or otherwise.

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





                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



December 22, 2003



                                             FIRSTENERGY CORP.
                                             -----------------
                                                Registrant

                                          OHIO EDISON COMPANY
                                          -------------------
                                               Registrant

                                        THE CLEVELAND ELECTRIC
                                         ILLUMINATING COMPANY
                                        ----------------------
                                              Registrant

                                      THE TOLEDO EDISON COMPANY
                                      -------------------------
                                              Registrant

                                     PENNSYLVANIA POWER COMPANY
                                     --------------------------
                                              Registrant

                              JERSEY CENTRAL POWER & LIGHT COMPANY
                              ------------------------------------
                                            Registrant

                                     METROPOLITAN EDISON COMPANY
                                     ---------------------------
                                              Registrant

                                    PENNSYLVANIA ELECTRIC COMPANY
                                    -----------------------------
                                             Registrant







                                           /s/  Jeffrey R. Kalata
                                 -----------------------------------------------
                                                Jeffrey R. Kalata
                                               Assistant Controller

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